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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                                  July 15, 2003
                Date of Report (date of earliest event reported)


                             Commission File Number
                                     1-9812

                                  TENERA, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                              94-3213541
  (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                             Identification No.)


           100 Bush Street, Suite 850, San Francisco, California 94104
               (Address of principal executive offices) (Zip Code)

                                 (415) 445-3200
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure.

         On July 15, 2003, the Board of Directors of TENERA Inc. ("TENERA" or "the Company") announced its proposal of a plan of dissolution ("Plan") for ratification and approval by its shareholders at a Special Meeting of shareholders scheduled to be held in September 2003. The Plan was approved by the Board of Directors, subject to shareholder approval. Accordingly, a proxy statement will be distributed by the Company to its shareholders prior to the meeting recommending approval of the plan.

         The press release announcing the Board's approval of a plan of dissolution is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (b)      Exhibits

                  The following Exhibits are filed as part of this report:

        Exhibit
         No.

         99.1 Press Release, dated as of July 15, 2003, entitled "TENERA Announces Directors' Approval of Dissolution."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                   TENERA, Inc.

                   By: /s/ Jeffrey R. Hazarian
                      --------------------------
                         Jeffrey R. Hazarian
                       Chief Executive Officer

Date: July 23, 2003




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                                  EXHIBIT INDEX



Exhibit No.              Description

       99.1 Press Release, dated as of July 15, 2003, entitled "TENERA Announces Directors' Approval of Dissolution."